SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On February 16, 2021, we entered into a Termination Agreement and Release with Apollo Management Group, Inc. (“Apollo”), pursuant to which we agreed to settle loans amounting to $500,000 with Apollo by issuing to Apollo 735,295 shares of our common stock as full and complete settlement of the aggregate outstanding principal amount and by paying Apollo $1,500 representing the outstanding accrued and unpaid interest on the loans. In connection with the agreement, the parties entered into a mutual release of claims.

Also on February 16, 2021, we entered into a Termination Agreement and Release with M2B Funding Corp. (“M2B”), pursuant to which we agreed to settle loans amounting to $716,666.67 with M2B by issuing to M2B 1,053,922 shares of our common stock as full and complete settlement of the aggregate outstanding principal amount and by paying M2B $10,511 representing the outstanding accrued and unpaid interest on the loans. In connection with the agreement, the parties entered into a mutual release of claims.

Also on February 16, 2021, we entered into a Termination Agreement and Release with M2B, pursuant to which we agreed to settle an “additional loan” amounting to $300,000 with M2B by issuing to M2B 441,177 shares of our common stock as full and complete settlement of the aggregate outstanding principal amount and by paying M2B $789 representing the outstanding accrued and unpaid interest on the loan. In connection with the agreement, the parties entered into a mutual release of claims.

The foregoing description of the Termination Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreements filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On February 17, 2021, we issued a press release concerning termination of certain debt in our company and other matters. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Termination Agreement and Release
10.2	Termination Agreement and Release
10.3	Termination Agreement and Release
99.1	Press Release dated February 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

CEO

Date: February 19, 2021